Exhibit 10.3

                 THIS DEED is made on the 14th day of JUNE, 2005

           This extension of time to pay licensing fee deed is between


FIT  FOR  BUSINESS   AUSTRALIA  PTY  LTD  (ABN  96085568672)  FIT  FOR  BUSINESS
INTERNATIONAL, INC. (their successors and assigns jointly and severally "FFBI") AND

LR GLOBAL MARKETING PTY LTD, (ACN 097443082), an Australian Corporation acting as trustee for Fit For Business Australia/New Zealand Trust (the "trust"). The Director of LR Global Marketing Pty Ltd, Laraine Richardson and the Company Secretary Dianne Waghorne, and the beneficiaries of the trust Laraine Richardson and Dianne Waghorne (their successors and assigns jointly and severally "LR Global")

Whereas
     1. L R Global Marketing Pty Ltd as trustee for Fit For Business Australia/New Zealand Trust (the Applicant), and "Fit For Business" ("the company"), executed a licensing agreement on the 25th of August 2004 for the right to represent the Fit For Business program in the marketplace; and
     2. The licensing fee of U5$500,000 was due and payable by the applicant in total on or before 31st December 2004; and
     3.   The applicant had paid AUD$165,000 on the 4th January 2006; and
     4. That the remainder of the license fee being; the license fee of USD$500,000; less; the part payment of AUD$165,000 would be due and payable as at the 31st of May 2005; and


it is now agreed:

     5. L R Global Marketing Pty Ltd as trustee for Fit For Business Australia/New Zealand Trust (the Applicant), will pay AUD$10,000 to the company by 14th June 2005.
     6. That the remainder of the license fee being; the license fee of USD$500,000; lees; the part payment of AUD$165,000 and AUD$10,000 would be due and payable within sixty days of FFBI common stock being quoted on the OTC Bulletin Board (or any other recognized exchange); and
     7. That LR Global and their successors and assigns jointly and severally will personally gurantee the payment of the remainder of the licence fee as determined by this deed; and
     8. The determination of the remainder of the license fee amount will be ascertained by utilising the exchange rates as notified by the Reserve Bank of Australia on the data of final payment.


SIGNED, SEALED AND DELIVERED by Laraine Richardson )
...................as Guarantor in the presence of: )   _______________________________________________X
                                                       Signature of Guarantor

_________________________________________________X
Signature of Witness

_________________________________________________X
Name

_________________________________________________X
Address




SIGNED, SEALED AND DELIVERED by Dianne Waghorne    )
...................as Guarantor in the presence of: )   _______________________________________________X
                                                       Signature of Guarantor

_________________________________________________X
Signature of Witness

_________________________________________________X
Name

_________________________________________________X
Address





EXECUTED AS A DEED

FOR AND ON BEHALF OF LR GLOBAL MARKETING PTY
LTD. (ACN 097443082) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address



SIGNED FOR AND ON BEHALF OF LR GLOBAL MARKETING
PTY LTD. (ACN 097443082) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address



SIGNED FOR AND ON BEHALF OF Fit For Business
Australia/New Zealand Trust in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address



SIGNED FOR AND ON BEHALF OF FIT FOR BUSINESS AUSTRALIA
PTY LTD (ABN 96085568672) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address


SIGNED FOR AND ON BEHALF OF FIT FOR BUSINESS AUSTRALIA
PTY LTD (ABN 96085568672) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address


PERSONAL AND DIRECTORS GUARANTEE and IDEMNITY
---------------------------------------------

THIS DEED is made on the 14th day of JUNE, 2005

BETWEEN:       FIT FOR  BUSINESS  AUSTRALIA  PTY LTD (ABN  96085568672)  FIT FOR
               BUSINESS  INTERNATIONAL,   INN,  (their  successor*  and  assigns
               jointly and severalty "FFBI")

AND: THE LICENSEE, LR GLOBAL MARKETING PTY LTD. (ACN 097443082), an Australian Corporation acting as trustee for Fit For Business Australia/New Zealand Trust, its personal representatives and permitted assigns and if a corporation, its successors and assigns, jointly and each of them severally ("the Licensee")

AND: THE GUARANTORS, Laraine Richardson and Dianne Waghorne named and described in the Schedule hereto and, their personal representatives and permitted assigns and assigns, jointly and each of them severally ("the Guarantors")

IN CONSIDERATION of FFBI agreeing to the Extension of Time Deed ("the Agreement") dated June 2005, the Licensee AGREES that if FFBI executes the deed, then the Licensee and Guarantors shall be bound by the terms and conditions set out herein ("this Agreement"):



In consideration of FFBI at the request of the Guarantors entering into this Agreement with the Licensee the Guarantees covenants and agrees, with FFBI that:

1. The Guarantors guarantee to FFBI that they will be with the Licensee jointly and severally liable to FFBI for the due payment of all moneys to be paid by the Licensee under the Agreement and for the due performance and observance by the Licensee of all the covenants terms and conditions of the Agreement on the part of the Licensee to be performed and observed.

2. The Guarantors will indemnify FFBI and agrees at all times hereafter to keep FFBI indemnified from and against all losses and expenses which FFBI may suffer or incur in consequence of my breach or non-observance of any of the covenants terms and conditions of the Agreement an the part of the Licensee to be performed or observed and the Guarantors agrees that the Guarantors shall remain liable to FFBI under this Indemnity notwithstanding as a consequence of such breach or non-observance FFBI has exercised any of its rights under the Agreement including its rights of re-entry and notwithstanding that the Licensee (being a company) maybe wound up or dissolved or (being a natural person) may be declared bankrupt and notwithstanding that the guarantee given by the Guarantors may be for any reason whatsoever be unenforceable either in whole or in part.

3. On any default or failure by the Licensee to observe and perform any of the covenants terms and conditions of the Agreement the Guarantors will forthwith on demand by FFBI pay all monies outstanding and make good to FFBI all losses and expenses sustained or incurred by FFBI by reason or in consequence of any such default or failure by the Licensee or in performing or observing any of the covenants terms and conditions of the Agreement without the necessity of any prior demand having been made on the Licensee. A demand on the Guarantors shall be deemed to have been duly made if it is in writing and signed on behalf of FFBI by its authorized officer or solicitor and has been given to the Guarantors or left at or posted to the address of the Guarantors as shown in the Schedule or such last known address as notified to FFBI in writing by the Guarantors. This deed shall not be affected by any action taken or notice issued in relation to say other securities.

4. FFBI shell be under no obligation to marshall in favour of the Guarantors any security whatsoever held by FFBI.

5. The liability of the Guarantors under this guarantee and indemnity shall not be affected by the granting of time or any other indulgence to the Licensee or by the compounding compromise release abandonment waives variation or renewal of any of the rights of FFBI against the Licensee or by any variation of the Agreement or by any neglect or emission to enforce such rights or by any other thing which under the law relating to sureties would or might but for this provision release the Guarantors in whole or in part from his obligations under this guarantee.

6. Notwithstanding that as between the Guarantors and the Licenses the Guarantors may be a surety only nevertheless as between the Guarantors and FFBI the Guarantors shall be deemed to be a primary debtor and contractor jointly and severally with the Licensee.

7. To the fullest extent permitted by law the Guarantors hereby waives such of their rights as surety or indemnifier (legal equitable statutory or otherwise) which may at any time be inconsistent with any of the provisions of the guarantee and indemnity contained in this guarantee.

8. The covenants and agreements made or given by the Guarantors shall not be conditional or contingent in any way or dependent upon the validity or enforceability of the covenants and agreements of any other person and shall be and remain binding notwithstanding that any other person shall not have executed or duly executed the Agreement or this guarantee and indemnity.

9. The obligations of the Guarantors under the guarantee and indemnity contained in this deed shall continue to remain in force until all moneys payable pursuant to the Agreement shall have been paid and until all other obligations and indemnities shall have been performed observed and satisfied and such obligations shall not be reduced or affected by any notice to quit given by either party to the Agreement or the death insolvency liquidation or dissolution of the Licensee or the Guarantors at either of them and this Guarantee shall be a continuing security irrespective of any amounts which may be paid to FFBI by or on behalf of or for the credit of the Licensee at any time.

10. Where there is more than one person or corporation which together constitute the Guarantors to this Agreement the obligations and liabilities of each and every such person or corporation shall be joint and several.

11. The Guarantors acknowledges that FFBI has given the Guarantors full and unrestricted opportunity to seek independent legal advice as to the Guarantors obligations hereunder prior to the signing of this Guarantee and the Guarantors acknowledges that FFBI is under no obligation to notify the Guarantors of any changes to the Agreement or any dealings with the Licensee.

12. In the event of liquidation or bankruptcy of the Licensee, the Guarantors will not prove in such liquidation or bankruptcy in competition with FFBI.

13. The laws of Queensland in Australia where the Agreement and this deed have been made govern this Agreement.



                                    SCHEDULE

Licensee:     Name: LR GLOBAL MARKETING PTY LTD.(ACN 097443082),

              Address    P.O. Box 3085
                      -------------------------------

              State      Wamberal N.S.W. 2260
                      -------------------------------

              Fax     +65 62517370 - Fax +65 62524983
                      -------------------------------


Guarantors: Laraine Richardson                          Dianne Waghorne

Address ____________________________   Address ____________________________

        ____________________________           ____________________________

Fax     ____________________________   Fax     ____________________________


EXECUTED AS A DEED

FOR AND ON BEHALF OF LR GLOBAL MARKETING PTY
LTD. (ACN 097443082) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address



SIGNED FOR AND ON BEHALF OF LR GLOBAL MARKETING
PTY LTD. (ACN 097443082) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address



SIGNED FOR AND ON BEHALF OF Fit For Business
Australia/New Zealand Trust in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address



SIGNED FOR AND ON BEHALF OF FIT FOR BUSINESS AUSTRALIA
PTY LTD (ABN 96085568672) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address


SIGNED FOR AND ON BEHALF OF FIT FOR BUSINESS AUSTRALIA
PTY LTD (ABN 96085568672) in the presence of


_________________________________________________X   _________________________________________________X
Signature of Witness                                 Signature of Authorized Officer

_________________________________________________X   _________________________________________________X
Name                                                 Name

_________________________________________________X   _________________________________________________X
Address                                              Address





SIGNED, SEALED AND DELIVERED by Laraine Richardson )
...................as Guarantor in the presence of: )   _______________________________________________X
                                                       Signature of Guarantor

_________________________________________________X
Signature of Witness

_________________________________________________X
Name

_________________________________________________X
Address




SIGNED, SEALED AND DELIVERED by Dianne Waghorne    )
...................as Guarantor in the presence of: )   _______________________________________________X
                                                       Signature of Guarantor

_________________________________________________X
Signature of Witness

_________________________________________________X
Name

_________________________________________________X
Address
